# Cincinnati Financial Corporation

May 2011

# NASDAQ: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on April 27, 2011, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *www.cinfin.com.*

# Cincinnati Financial at a Glance

## Profile

- Top 25 U.S. P/C insurer
- A.M. Best Rating: A+ Superior
- $3.1 billion 2010 premiums:
  - 70% commercial
  - 23% personal
  - 5% life
  - 2% excess & surplus
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank #1 or #2 in approximately 75% of agencies appointed more than five years

## 1Q11 Highlights

- EPS of 38 cents vs. 42 cents
  - Operating earnings of 33 cents per share were down 6 cents from 1Q10, 10 cents from catastrophes
- Book value per share rose 1.6%, or 49 cents, since Dec-10
- Investment income increased 1%
- Net written premiums grew 3%
- Combined ratio 103.9%
  - Catastrophes added 5.5 points
- Increased shareholder dividend for 50th consecutive year during 2010
  - Yield approximates 5%
- Excellent financial flexibility
  - Over $1 billion cash & securities at parent company
  - Low debt leverage at 14.1%

# Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 12% to 15% from 2010 through 2014
  - Value creation ratio (VCR) for 2010 was 11.1%, 2009-10 avg. was 15.4%
  - 2.9% VCR for 1Q11 represents 11.6% on an annualized basis
- Addressing immediate challenges while positioning the company for success through all market cycles
- Three performance drivers:
  - Premium growth versus industry average
  - Combined ratio consistently below 100%
  - Investment contribution -
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

# Increase Value for Shareholders
## Measured by Value Creation Ratio (VCR)


Target for the period 2010-2014: Annual VCR averaging 12% to 15%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
2006
2007
2008
2009
2010
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

# Current Valuation Is Attractive


*Closing price is as of 5-5-11 to latest reported tangible book value*
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Chubb
Travelers
Harleysville
Median
Cincinnati
Selective
Hanover
State Auto
Harford

# Strategies for Long-Term Success

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.7% of bond portfolio at 3-31-11, no municipal exposure exceeded 0.2%
  - 26% of investment portfolio in common stocks to grow book value
    - No single security exceeded 5.0% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and rise in interest rates
  - Low reliance on debt with debt-to-total-capital target < 20%
    - Non-convertible, non-callable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 0.8-to-1
- Operating structure reflects agency-centered model
  - Field focus staffed for local decision-making, agency support
  - Superior claims service, broad insurance product offerings
- Profit improvement and growth initiatives

# Strategic Initiative Highlights

- **Improve insurance profitability**
- **Drive premium growth**
- Factors influencing 2011 profit & growth performance:
  - Low yields for investment options could continue, limiting investment income growth
  - Soft insurance market pricing of 2010 pressures property casualty profitability and growth as premiums are earned during 2011
  - Slow economic recovery could continue to limit a larger base of insured exposures, causing lower rate of premium growth

# Improve Profitability

- Predictive modeling tools in use to improve pricing precision
  - Workers' compensation line of business since the second half of 2009
  - Homeowner enhanced version in 2010, personal auto since late 2010
  - Commercial auto, commercial property and general liability: plan release to full production status before the end of 2011
- Technology is improving efficiencies, streamlining processing for agencies and the company
  - Commercial policy administration system deployed in 2009 -10; used in 30 states to rate, quote and issue commercial package and auto policies
  - Personal policy administration system utilizes next generation platform with enhanced ease of use features; deployed in 2010 for all 29 states marketing personal lines
- Data management for better underwriting and pricing decisions; long-term project continues to be developed over time
- Ongoing efforts for greater efficiency and effectiveness
  - Staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels
  - Overall staffing in 2010 down 2.6% from December 2009

# Drive Premium Growth

- New agency appointments
  - Target for 2011: appoint approximately 120 agencies
  - 40 1Q11appointments, $650M aggregate premiums – all carriers
- Geographic and product line expansion
  - Entered Connecticut and Oregon in 2010, Colorado and Wyoming in 2009, Texas in late 2008, New Mexico and Washington in 2007
  - Personal lines expansion into seven states during 2008 - 2009
  - Started marketing excess & surplus lines beginning early 2008
- Net written premiums up in targeted growth areas

  Year 2010
  - $28 million for commercial lines in new states TX, CO, and WY
  - $59 million or 9% for personal lines in all states
  - $19 million or 49% for excess & surplus lines in all states

  First Quarter 2011
  - Personal up 12%, E&S up 38%, Commercial new business up 8%

# Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment
  - 4-5% share earned in 2010 for all agencies appointed in TX, NM, & WA
  - Over 5% share earned in 2009 for all agencies appointed during 2004-07
  - $29 million of total increase in 2010 standard market new business written premiums was from agencies appointed since early 2009
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Standard lines business for agencies appointed during 2008-10 – $5.3 billion in annual premiums with all carriers they represent
  - Surplus lines for all of our agents – approximately $2 billion
- Help our agencies grow their businesses by attracting more clients in their communities through our unique service

# Select Group of Agencies in 39 States

1,263 agency relationships with 1,569 locations

*(as of March 31, 2011)*



Market Share:
1% and higher
Less than 1%
Entered in 2008 and 2009
New states in 2010
Inactive states
Headquarters (no branches)

Commercial Top Five = 45%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Personal Top Five = 66%
Ohio, Georgia, Indiana, Illinois, Alabama

Market Share Top Three
Ohio at 4.7%
Indiana at 2.7%
Illinois at 1.3%
Based on 2009 data excluding A&H

# Appendix

Income, Dividend and Cash Flow Trends
Underwriting and Premium Growth Trends
Premium Growth Potential
Investment Portfolio Structure and Performance
Reserve Adequacy
Financial Strength Rating Comparison

# Income and Shareholder Dividends

*$55 million 1Q11 operating income, $62 million net income*



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2006
2007
2008
2009
2010
3 mos 10
3 mos 11
Operating Income
Net Income
Dividends Declared

# Cash Dividend Payout Ratio



Strong capital and cash flow support current dividend payout level
140%
120%
100%
80%
60%
40%
20%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

# Dividend as a Percentage of Net Cash Flow from Operations



Strong capital and cash flow support current dividend payout level
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

# Operating Cash Flow

*$57 million 1Q11 net cash provided by operating activities*



$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
2009
2010

# History of Outperforming the Industry

*Five-year average 98.2% is 1.3 points better than industry*



Statutory combined ratio
110%
105%
100%
95%
90%
85%
80%
75%
70%
65%
2006
2007
2008
2009
2010
Cincinnati – excl. cat. losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Est. Industry (A.M. Best) – incl. cat. Losses

# Commercial Lines

*70% of 2010 consolidated earned premiums*



GAAP combined ratio
120%
110%
100%
90%
80%
70%
2008
2009
2010
3 mos10
3 mos 11
Before catastrophe losses and prior year reserve development

- 1Q11 trend highlights:
  - Net written premiums flat, new business premiums up 8%
  - 104.0% GAAP combined ratio including 4.9 points catastrophe
  - 74.5% YTD loss & LAE ratio before cat losses and prior year reserve development = AY10 at 74.5% measured at 12-31-10
- Business lines:
  - Commercial casualty
  - Commercial property
  - Commercial auto
  - Workers' compensation
  - Specialty packages
  - Surety and executive risk
  - Machinery and equipment

# Personal Lines

*23% of 2010 consolidated earned premiums*

- 2010 trend highlights :
  - Net written premiums up 12%, renewal up 9%, new bus. up 22%
  - 101.4% GAAP combined ratio including 7.4 points catastrophe
  - 67.9% YTD loss ratio before cat losses and prior years reserve development vs. AY10 at 70.4% measured at 12-31-10
- Business lines:
  - Personal auto
  - Homeowner
  - Other personal, including umbrella liability and dwelling fire



GAAP combined ratio
130%
120%
110%
100%
90%
80%
70%
2008
2009
2010
3 mos 10
3 mos 11
Before catastrophe losses and prior years reserve development

# Economy and Pricing Pressure

*Requires disciplined underwriting*



Property casualty net written premium growth
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Cincinnati's five-year compound annual growth rate of negative 0.7% is 0.2 points worse than the industry average due to its higher mix of commercial lines business
2006
2007
2008
2009
2010
Cincinnati
Estimated Industry (A.M. Best)

# Market for 75% of Agency's Typical Risks

*2010 net earned premiums*



Consolidated
$3.082 Billion
E&S Lines 2%
Commercial Lines 70%
Life 5%
Personal Lines 23%
Property Casualty
$2.924 Billion
Surety and Executive Risk 3%
Excess & Surplus 2%
Homeowner 10%
Personal Auto 11%
Workers' Compensation 11%
Other Personal 3%
Commercial Auto 13%
Specialty Packages 5%
Commercial Casualty 24%
Machinery and Equipment 1%
Commercial Property 17%

# Potential within Cincinnati Appointed Agencies

*New appointments drive opportunity*

| (Open Agencies Only) (Dollars in millions) | 2009 | 2008 | 2007 |
|---|---|---|---|
| Cincinnati | $3,024 | $3,166 | $3,267 |
| Agency Total | $23,136 | $21,843 | $23,553 |
| **Cincinnati Agency Relationships:** | 1,180 | 1,133 | 1,092 |
| **Cincinnati Share of Agency Total:** | 13.1% | 14.5% | 13.9% |
| **Percent of Locations Open Less than Three Years:** | 16.8% | 15.4% | 10.3% |

# Steadily Increase Share of Agency Business

*Market share per reporting agency location by year appointed*



19.5%
7.0%
5.6%
2.0%
0.8%
2009
2008
2004-2007
1999-2003
Pre-1999

**Based on 2009 Agency Written Premiums**
**(Excluding excess and surplus lines)**

# Investment Portfolio

*Invest for income and appreciation*

*$11.6 billion fair value at March 31, 2011*


Tax-Exempt Fixed Maturities $2.860
Common Equities $2.996
Taxable Fixed Maturities $5.676
Preferred Equities $0.104

**Bond portfolio fair value exceeds insurance reserves liability by 35%**

# Bond Portfolio Risk Profile

*$8.536 billion at March 31, 2011*

- Credit risk - A2/A average rating
  - $5.351 billion (62.7%) rated AAA, AA and A
  - $2.675 billion (31.3%) rated BBB
  - $295 million (3.4%) rated BB or below
  - $215 million (2.6%) non-rated
- Interest rate risk
  - 4.9 years effective duration, 6.0 years weighted average maturity
  - Generally laddered maturity structure
    - 17% matures by 2013, 35% by 2016, 82% by 2021
  - With 25.7% of the investment portfolio invested in common stocks at year-end 2010, we estimated shareholders' equity would decline 5.4% if interest rates were to rise by 100 basis points

# Bond Portfolio Diversification

*At March 31, 2011*

- No corporate exposure exceeded 0.7% of bond portfolio
- No municipal exposure exceeded 0.2% of bond portfolio

- Municipal bond portfolio overview - $2.860 billion fair value
  - Approximately 1,000 issuers
  - 80% of fair value is insured
  - 93% of insured bonds have an underlying rating of at least A3/A-
  - 84% of fair value is diversified across 15 states
  - Texas = 18.3%, Indiana = 12.1%, 13 other states each 1% to 9%
  - 64% locally issued general obligations, 36% special revenue bonds

# Diversified Equity Portfolio*

*Balances income stability & capital appreciation potential*
*11.0% compound annual return in 2010*

Largest equity holding at 3-31-11: P&G at 4.8% of publicly traded common stock portfolio, 1.2% of total investment portfolio

| | March 31, 2011 | | December 31, 2010 | |
|---|---|---|---|---|
| Sector | CFC | S&P 500 Weightings | CFC | S&P 500 Weightings |
| Healthcare | **14.1%** | 11.0% | **14.1%** | 10.9% |
| Information technology | **14.0** | 18.1 | **13.0** | 18.7 |
| Energy | **13.4** | 13.3 | **12.9** | 12.0 |
| Consumer staples | **12.7** | 10.2 | **15.4** | 10.6 |
| Industrials | **12.3** | 11.3 | **11.7** | 11.0 |
| Financial | **11.5** | 15.8 | **11.7** | 16.1 |
| Consumer discretionary | **8.5** | 10.4 | **8.3** | 10.6 |
| Materials | **5.5** | 3.7 | **5.2** | 3.7 |
| Utilities | **4.4** | 3.2 | **4.2** | 3.3 |
| Telecom Services | **3.6** | 3.0 | **3.5** | 3.1 |

* Publicly traded common stocks, approximately 50 holdings

# Investment Income

*3% growth for 2010, 1% growth for first quarter 2011 (pre-tax)*



$600
$500
$400
$300
$200
$100
$0
2006
2007
2008
2009
2010

**After-tax yield to market:** **3.7%** **3.9%** **3.6%** **3.4%**

Pre-tax yield to book for bonds maturing in 2011=5.5%, 2012=5.5%, 2013=4.7%

# Property Casualty Reserves

*Favorable development for 22 consecutive years*

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



In millions
Reserve range at 12-31-10
Low end $3,571
High end $3,952
Carried at 63rd percentile
(64th percentile at 12-31-09)
$3,356
$3,397
$3,498
$3,661
$3,811
Development
(Favorable)
(116)
(244)
(323)
(188)
(304)
2006
2007
2008
2009
2010

# Stability and Integrity

*Insurer Financial Strength Ratings*

| | Property Casualty | Excess & Surplus | Life |
|---|---|---|---|
| **A.M. Best** | **A+** (2 of 16) | **A** (3 of 16) | **A** (3 of 16) |
| **Fitch** | **A+** (5 of 21) | **n/a** | **A+** (5 of 21) |
| **Moody's** | **A1** (5 of 21) | **n/a** | **n/a** |
| **S&P** | **A** (6 of 21) | **n/a** | **A** (6 of 21) |

Ratings are under continuous review and subject to change and/or affirmation. For the latest ratings, access Financial Strength Ratings at www.cinfin.com.

# Financial Strength Ratings Comparison

| | A.M. Best | Fitch | Moody's | S&P |
|---|---|---|---|---|
| **Cincinnati** | **A+** | **A+** | **A1** | **A** |
| Auto Owners | A++ | - | - | AA |
| Chubb | A++ | AA | Aa2 | AA |
| Acuity | A+ | - | - | A+ |
| Allied | A+ | A | A1 | A+ |
| Selective | A+ | A+ | A2 | A |
| State Auto | A+ | - | A2 | A- |
| Travelers | A+ | AA | Aa2 | AA- |
| Central Mutual | A- | - | - | - |
| EMC | A- | - | - | BBB |
| CNA | A | A- | A3 | A- |
| Fireman's Fund | A | - | A2 | A+ |
| Frankenmuth | A | - | - | A |
| General Casualty | A | A+ | - | A+ |
| Hanover | A | A- | A3 | A- |
| Harleysville | A | A- | A3 | A- |
| Hartford | A | A+ | A2 | A |
| Liberty Mutual | A | A- | A2 | A- |
| Safeco | A | A- | A2 | A- |
| West Bend | A | - | - | - |
| Westfield | A | - | - | A |
| Zurich | A | A+ | A2 | A |

Source: Rating agency websites as of May 2, 2011. Ratings are under continuous review and subject to change and/or affirmation.